Note

$5,000,000.00                                                                                                                                                         June 26, 2008

                            New York, New York

The undersigned (“Borrower”), for value received, promises to pay to the order of FOURTH THIRD LLC (“Lender”) at the principal office of FOURTH THIRD LLC (the “Agent”) in New York City, New York the principal sum of $5,000,000, representing the aggregate unpaid amount of the Loan made to Borrower by Lender pursuant to the Credit Agreement referred to below, such principal amount to be payable on the dates set forth in the Credit Agreement.

Borrower further promises to pay interest on the unpaid principal amount of the Loan from the date of such Loan until such Loan is Paid in Full, payable at the rate(s) and at the time(s) set forth in the Credit Agreement.  Payments of both principal and interest are to be made in lawful money of the United States of America to the deposit account located in New York City and identified in the Credit Agreement.

This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, a certain Amended and Restated Credit Agreement, dated as of June __, 2008 (as heretofore amended, and as further amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”; terms not otherwise defined herein are used herein as defined in the Credit Agreement), among Borrower, the other Loan Parties named therein, the financial institutions (including Lender) party thereto from time to time and Agent, to which Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Second Amended and Restated Note may or must be paid prior to its due date or its due date accelerated.

This Note is made under and governed by the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

[signature page follows]

DURANT BIOFUELS, LLC

By: /s/ Dennis G. McLaughlin, III
Title:  Chief Executive Officer